UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2022

Romeo Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4380 Ayers Avenue Vernon, CA 90058	90058
(Address of principal executive offices)	(Zip Code)

(833) 467-2237

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RMO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On March 1, 2022, Romeo Power, Inc. filed a current report on Form 8-K (the “Original Form 8-K”) to report its results of operations for the fiscal quarter and full year ended December 31, 2021. This current report on Form 8-K/A (the “Amendment”) is being filed solely to correct a scrivener’s error in the Original Form 8-K regarding the conduct of the earnings call referenced therein. This Amendment amends and restates the Original Form 8-K in its entirety.

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2022, Romeo Power, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter and full year ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Additionally, on March 1, 2022, the Company held an earnings conference call open to the public (the "Earnings Call"). Ms. Susan Brennan, the Company's Chief Executive Officer, along with Mr. Kerry A. Shiba, the Company's Chief Financial Officer, discussed the financial and operating results of the Company for the fiscal quarter and year ended December 31, 2021. The power point materials presented during the Earnings Call are furnished as Exhibit 99.2 and incorporated herein by reference.

The information furnished in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press Release, dated March 1, 2022 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2022)
99.2	Power Point Materials presented during the Earnings Call on March 1, 2022 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMEO POWER, INC.

Date:	March 2, 2022	By:	/s/ Kerry A. Shiba
		Name:	Kerry A. Shiba
		Title:	Chief Financial Officer and Treasurer